Contingencies	3 Months Ended
Mar. 31, 2019
Loss Contingency [Abstract]
Contingencies

10.	Contingencies

We are subject to various claims and contingencies related to legal proceedings.  Due to their nature, such legal proceedings involve inherent uncertainties including, but not limited to, court rulings, negotiations between affected parties and governmental actions.  Management assesses the probability of loss for such contingencies and accrues a liability and/or discloses the relevant circumstances, as appropriate.  Management believes that any liability to us that may arise as a result of currently pending legal proceedings will not have a material adverse effect on our financial condition, liquidity, or results of operations as a whole.

On August 31, 2018, we filed a Demand for Arbitration with the American Arbitration Association in San Diego, California, against Bimini Technologies LLC (“Bimini”) for fraud and breach of a Sale and Exclusive License/Supply Agreement made in 2013 under which Bimini licensed rights to the Company’s Standalone Fat Transplantation, including the Puregraft Product Line and associated trademarks.  Our arbitration demand alleges that Bimini failed to make a $1.0 million milestone payment due to the Company after Bimini achieved $10.0 million in gross profits from the sale of the Company’s Puregraft product line, and Bimini deceived the Company about Bimini’s true gross profits figures.  Our arbitration demand seeks that $1.0 million milestone payment, as well prejudgment interest and attorneys’ fees.  On October 29, 2018 Bimini made the $1.0 million milestone payment. The parties subsequently entered into a settlement agreement resolving the claims in the Demand for Arbitration.